UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        February 28, 2007
                                                --------------------------------


                Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
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                         (Exact name of issuing entity)


                         Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


          Delaware                    333-130694-21              13-3939229
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(State or other jurisdiction           (Commission              (IRS Employer
of incorporation of depositor)       File Number of           Identification No.
                                     issuing entity)            of depositor)


    1585 Broadway, New York, New York                            10036
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(Address of principal executive offices                  (Zip Code of depositor)
           of depositor


Registrant's telephone number, including area code        (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------


      On February 28, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE3 Mortgage Pass-Through Certificates, Series 2007-HE3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Wells Fargo Bank, National Association, as custodian, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee. The Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $613,268,000 were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of February 27, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to MS&Co. on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated February 27, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Wells Fargo Bank, National Association, as custodian, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, by and between NC Capital Corporation and the Sponsor (included as Exhibit O to
                Exhibit 4).

Exhibit 10.2 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital Corporation and the Sponsor (included as Exhibit O to
                Exhibit 4).

Exhibit 10.3 The Fremont Assignment, Assumption and Recognition Agreement, dated as of February 28, 2007, by and between Fremont Investment & Loan, the Sponsor and the Depositor (included as Exhibit P to
                Exhibit 4).

Exhibit 10.4 The Second Amended and Restated Interim Servicing Agreement, dated as of November 1, 2006, by and between Fremont Investment & Loan and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.5 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, by and between Fremont Investment & Loan and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.6 ISDA Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.7 Schedule to the Master Agreement, dated as of February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.8 Credit Support Annex, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.9 Confirmation, dated February 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, as trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.10 Guarantee, dated February 28, 2007, by Morgan Stanley (included as part of Exhibit V to Exhibit 4).

Exhibit 10.11 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.12 Representations and Warranties Agreement, dated as of February 28, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit Z to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 15, 2007                      MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
----------------        -----------                               --------------

1                       Underwriting Agreement, dated                  (E)
                        February 27, 2007, among the
                        Depositor  and the Underwriter.

4                       Pooling and Servicing Agreement,               (E)
                        dated as of February 1, 2007, by and
                        among the Depositor, as depositor,
                        Saxon Mortgage Services, Inc., as a
                        servicer, Countrywide Home Loans
                        Servicing LP, as a servicer, Wells
                        Fargo Bank, National Association, as
                        custodian, NC Capital Corporation, as
                        responsible party, and Deutsche Bank
                        National Trust Company, as trustee.

10.1                    The Fifth Amended and Restated                 (E)
                        Mortgage Loan Purchase and Warranties
                        Agreement, dated as of March 1, 2006,
                        by and between NC Capital Corporation
                        and the Sponsor (included as Exhibit
                        O to Exhibit 4).

10.2                    The Sixth Amended and Restated                 (E)
                        Mortgage Loan Purchase and Warranties
                        Agreement, dated as of May 1, 2006,
                        by and between NC Capital Corporation
                        and the Sponsor (included as Exhibit
                        O to Exhibit 4).

10.3                    The Fremont Assignment, Assumption             (E)
                        and Recognition Agreement, dated as
                        of February 28, 2007, by and between
                        Fremont Investment & Loan, the
                        Sponsor and the Depositor (included
                        as Exhibit P to Exhibit 4).

10.4                    The Second Amended and Restated                (E)
                        Interim Servicing Agreement, dated as
                        of November 1, 2006, by and between
                        Fremont Investment & Loan and the
                        Sponsor (included as Exhibit P to
                        Exhibit 4).

10.5                    The Second Amended and Restated                (E)
                        Mortgage Loan Purchase and Warranties
                        Agreement, dated as of November 1,
                        2006, by and between Fremont
                        Investment & Loan and the Sponsor.
                        (included as Exhibit P to Exhibit 4)

10.6                    ISDA Master Agreement, dated as of             (E)
                        February 28, 2007, by and between
                        Morgan Stanley Capital Services Inc.,
                        the swap provider, and Deutsche Bank
                        National Trust  Company, as trustee
                        (included as part of Exhibit V to
                        Exhibit 4).

10.7                    Schedule to the Master Agreement,              (E)
                        dated as of February 28, 2007, by and
                        between Morgan Stanley Capital
                        Services Inc., the swap provider, and
                        Deutsche Bank National Trust
                        Company, as trustee (included as
                        part of Exhibit V to Exhibit 4).

10.8                    Credit Support Annex, dated February           (E)
                        28, 2007, by and between Morgan
                        Stanley Capital Services Inc., the
                        swap provider, and Deutsche Bank
                        National Trust  Company, as trustee
                        (included as part of Exhibit V to
                        Exhibit 4).

10.9                    Confirmation, dated February 28,               (E)
                        2007, by and between Morgan Stanley
                        Capital Services Inc., the swap
                        provider, and Deutsche Bank National
                        Trust  Company, as trustee (included
                        as part of Exhibit V to Exhibit 4).

10.10                   Guarantee, dated February 28, 2007,            (E)
                        by Morgan Stanley (included as part
                        of Exhibit V to Exhibit 4).

10.11                   Countrywide Amendment Regulation AB,           (E)
                        dated as of January 26, 2006, by and
                        among Countrywide Home Loans, Inc.,
                        Countrywide Home Loans Servicing LP
                        and the Sponsor (included as part of
                        Exhibit Y to Exhibit 4).

10.12                   Representations and Warranties                 (E)
                        Agreement, dated as of February 28,
                        2007, by and between the Depositor
                        and the Sponsor (included as part of
                        Exhibit Z to Exhibit 4).